41. Subsequent Events	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
41.	Subsequent events

TIM obtains the right to exercise shares of Banco C6

On February 1, 2021, TIM announced that, within the scope of the strategic partnership (“Partnership”) entered into with Banco C6 S.A. (“C6” or “Bank”), the right to exercise ordinary shares equivalent to the indirect interest of approximately 1.4% of C6’s capital as a result of meeting, in December 2020, the 1st level of the agreed targets, which will be exercised when the Company’s management deems it more practical and convenient. It is important highlighting that the aforementioned shares call option will grant TIM, when exercised, a minority position and without a control or significant influence over the management of C6.

C6 is a digital bank with outstanding growth in Brazil, being the institution that grew the most in the 3rd quarter of 2020, with over 4 million bank accounts opened until November. The Bank has approximately R$ 5.3 billion in total assets and transacts over R$ 1.5 billion in its payment platform per month.

In less than a year, the Partnership between companies generated a significant number of open accounts through the combined offers of telecommunications and financial services, which reinforces the relationship between TIM and C6 with significant results and confirms the innovative and customer convenience focused character.

Credit Agreement

In April 2021, the Company entered into two loan agreements with Banks BNP and Bank of Nova Scotia, in the total amount of R$1.1 billion. Those agreements are payable in three years.